Exhibit 99.1

ARALEZ PHARMACEUTICALS ENTERS INTO DEFINITIVE “STALKING HORSE”
PURCHASE AGREEMENTS FOR SUBSTANTIALLY ALL ASSETS

Transactions valued at an aggregate of U.S. $240 million

MISSISSAUGA, Ontario, Sept. 19, 2018 /PRNewswire/ — Aralez Pharmaceuticals Inc. (“Aralez” or the “Company”) announced today that it and certain of its affiliates have entered into purchase agreements with two separate stalking-horse purchasers to sell their main operating businesses:  an agreement to sell its VIMOVO® royalties and Canadian operations to Nuvo Pharmaceuticals Inc. (“Nuvo”) in a transaction valued at U.S.$110 million, subject to customary adjustments, and an agreement to sell its TOPROL-XL® Franchise to its secured lender, certain funds managed by Deerfield Management Company, L.P. (“Deerfield”), in a transaction valued at U.S.$130 million, subject to customary adjustments. Deerfield has also provided a commitment to finance Nuvo’s transaction with the Company.

Each of Nuvo and Deerfield has agreed to serve as “stalking horse” bidders through the restructuring proceedings previously commenced by the Company and certain of its U.S., Canadian and Irish affiliates under Canada’s Companies’ Creditor Arrangement Act (CCAA) in the Ontario Superior Court of Justice and under chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York, as applicable. These transactions, taken together, set the floor, or minimum acceptable bid, for an auction under the supervision of the Canadian and U.S. bankruptcy courts, which is designed to achieve the highest value available or otherwise best offer. Final sale approval hearings are expected to take place shortly after completion of the auction with the anticipated closing of the successful bid(s) to occur prior to the end of calendar year 2018, subject to the satisfaction or waiver of other customary closing conditions.

The Company also continues its efforts to sell the assets not being sold in the proposed stalking horse transactions and intends to wind down its operations following the consummation of the sales.

Aralez is being advised by Moelis & Company LLC and Alvarez & Marsal as its financial advisors and Willkie Farr & Gallagher LLP and Stikeman Elliott LLP as U.S. and Canadian legal counsel, respectively.

Additional Information

The Company’s securities law filings are available on the Company’s website at www.aralez.com, on EDGAR at www.sec.gov, and on SEDAR at www.sedar.com. Court filings and other information related to the court-supervised proceedings are available at a website administered by the Company’s claims agent, Primeclerk, at https://cases.primeclerk.com/Aralez. Information is also available at a website maintained by Richter Advisory Group Inc., the Company’s court-appointed monitor in Canada, in accordance with the CCAA proceedings, Richter Advisory Group Inc., at http://insolvency.richter.ca/A/Aralez-Pharmaceuticals. For additional information, vendors and customers may call 1-877-676-4390 or e-mail at aralez@richter.ca.

About Aralez Pharmaceuticals Inc.

Aralez Pharmaceuticals Inc. is a specialty pharmaceutical company focused on delivering meaningful products to improve patients’ lives by acquiring, developing and commercializing products in various specialty areas. Aralez’s Global Headquarters is in Mississauga, Ontario, Canada and the Irish Headquarters is in Dublin, Ireland. More information about Aralez can be found at www.aralez.com.

Cautionary Note Regarding Forward-Looking Statements

This press release includes certain statements that constitute “forward-looking statements” within the meaning of applicable securities laws. Forward-looking statements include, but are not limited to, statements regarding the potential sale of businesses covered by the purchase agreements as well as other businesses and assets, the sale process, the winding down of operations following sales, and the Company’s strategies, plans, objectives, goals, prospects, future performance or results of current and anticipated products, and other statements that are not historical facts, and such statements are typically identified by use of terms such as “may,” “will,” “would,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “likely,” “potential,” “continue” or the negative or similar words, variations of these words or other comparable words or phrases, although some forward-looking statements are expressed differently.

You should be aware that the forward-looking statements included herein represent management’s current judgment and expectations, and are based on current estimates and assumptions made by management in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors that it believes are appropriate and reasonable under the circumstances, but there can be no assurance that such estimates and assumptions will prove to be correct and, as a result, the forward-looking statements based on those estimates and assumptions could prove to be incorrect. Accordingly, actual results, level of activity, performance or achievements or future events or developments could differ materially from those expressed or implied in the forward-looking statements.

In addition, the Company’s operations involve risks and uncertainties, many of which are outside of the Company’s control, and any one or any combination of these risks and uncertainties could also affect whether the forward-looking statements ultimately prove to be correct and could cause the Company’s actual results, level of activity, performance or achievements or future events or developments to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include, without limitation, the uncertainty involved in the restructuring proceedings in Canada and the U.S. (the “Restructuring Proceedings”); timely obtaining court approvals of the sales or at all; risks related to restructuring costs; the Company’s financing and liquidity; the cooperation of the creditors of the Company; the Company’s ability to meet its ongoing obligations during the Restructuring Proceedings; the ability of the Company to maintain relationships with its employees, suppliers and customers and other third parties in light of the events leading up to and including the Restructuring Proceedings; the ability to obtain goods and services in a timely and cost effective manner; the Company’s ability to comply with its financial and other covenants; the Company’s ability to obtain approval from the courts with respect to any motions; the outcome of the Restructuring Proceedings; the courts’ rulings in the Restructuring Proceedings or a decision of any other Canadian or U.S. court; in general, the length of time the Company will operate under the Restructuring Proceedings, risks associated with any third-party motions, the potential adverse effects of the Restructuring Proceedings on the Company’s liquidity; competition, including increased generic competition (including with respect to the Toprol-XL Franchise); the Company’s inability to maintain key personnel necessary to manage the business; the Company’s failure to successfully commercialize its products and product candidates; costs and delays in the development and/or approval of the Company’s product candidates, including as a result of the need to conduct additional studies or due to issues with third-party API or finished product manufacturers, or the failure to obtain such approval of the Company’s product candidates for all expected indications or in all targeted territories; with respect to certain products, dependence on reimbursement from third-party payors and the possibility of a failure to obtain coverage or reduction in the extent of reimbursement; the inability to maintain or enter into, and the risks resulting from the Company’s dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any products, including the Company’s dependence on AstraZeneca AB and Horizon Pharma USA, Inc. for the sales and marketing of Vimovo and the Company’s dependence on AstraZeneca AB for the manufacture and supply of Toprol-XL and the authorized generic; the Company’s dependence on maintaining and renewing contracts with customers, distributors and other counterparties (certain of which may be under negotiation from time to time), including the Company’s inability to renew existing contracts or enter into new contracts on favorable terms, and the risks that we may not be able to maintain the Company’s existing terms with certain customers, distributors and other counterparties; the Company’s ability to protect its intellectual property and defend its patents, including if generic competitors successfully appeal the recent District Court decision with respect to certain Vimovo patents; regulatory obligations and oversight; fluctuations in the value of certain foreign currencies, including the Canadian dollar, in relation to the U.S. dollar, and other world currencies; changes in laws and regulations, including tax laws and unanticipated tax liabilities and laws and regulations regarding the pricing of pharmaceutical products; general adverse economic, market and business conditions; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in the Company’s Securities and Exchange Commission (SEC) filings and reports and Canadian securities law filings, including in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Report on Form 10-Q for the three month period ended March 31, 2018, which are available on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, and on the Company’s website at www.aralez.com. You should not place undue importance on forward-looking statements and should not rely upon this information as of any other date. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law.